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                          MFS(R)GLOBAL GOVERNMENTS FUND

                      Supplement to the Current Prospectus

The description of portfolio manager under the "Management of the Fund" section is hereby restated as follows:

James T. Swanson, a Senior Vice President of MFS, is the portfolio manager of the fund. Mr. Swanson became the portfolio manager of the fund effective October 24, 2000 and has been employed in the investment management area of MFS since 1985.


                The date of this Supplement is November 1, 2000.